Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 60,000,000.00
Previously Paid Amount	2,882.84
Total Fee Amount	8,286.00
Net Fee	$ 5,403.16